Important Notice Regarding Change in Investment Policy

THE SELECT SECTOR SPDR® TRUST

The Financial Select Sector SPDR® Fund

The Real Estate Select Sector SPDR® Fund

Supplement dated September 2, 2016 to the Prospectus dated September 2, 2016 and the

Statement of Additional Information (the “SAI”) dated September 2, 2016

Effective on or about the close of business on September 16, 2016 (the “Rebalance Date”), the Financial Select Sector Index (the “Index”), the underlying index for The Financial Select Sector SPDR Fund (XLF), will be reconstituted by eliminating the stocks of real estate management and development companies and real estate investment trusts (“REITs”) (other than mortgage REITs) (“Real Estate Stocks”). In order for XLF to effectuate a corresponding change to its portfolio, in early September 2016, XLF intends to transfer Real Estate Stocks to The Real Estate Select Sector SPDR Fund (XLRE) in exchange for shares of XLRE. On or about the Rebalance Date, XLF intends to make an in-kind distribution of the XLRE shares to shareholders of XLF such that, following the distribution, XLF will continue to hold stocks included in the reconstituted Index in accordance with its principal investment strategy.

Operating fees and expenses for XLRE are waived through and including the Rebalance Date, such that XLRE will have an expense ratio of zero during that time period. Such waiver has been in effect since July 8, 2016.

Accordingly, the following changes are made to the Prospectus and SAI and will continue in effect through and including the date of the in-kind distribution. Following that date, these changes will be reversed. The investment strategy and non-fundamental policy recited below have been in effect since August 8, 2016.

1.	The first sentence of the second paragraph under “The Fund’s Principal Investment Strategy” on page 21 of the Prospectus is deleted and replaced with the following:

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index, either directly or through investment in The Real Estate Select Sector SPDR Fund.

2.	On page 18 of the SAI, the third non-fundamental policy is deleted and replaced with the following, in each case solely with respect to XLF:

XLF will, under normal circumstances, invest at least 95% of its total assets in common stocks that compose its relevant Select Sector Index, either directly or through investment in The Real Estate Select Sector SPDR Fund. Prior to any change in the Fund’s 95% investment policy, the Fund will provide shareholders with at least 60 days’ written notice.

The following change is made to the SAI and will continue in effect through September 23, 2016. The non-fundamental policy recited below has been in effect since June 30, 2015.

1.	On page 18 of the SAI, the non-fundamental policy relating to investment in securities issued by other investment companies (the fourth non-fundamental policy) shall not apply to XLF.

Furthermore, since June 30, 2016, shares of XLF have not been eligible for further acquisition in excess of the Section 12(d)(1)(A) limits of the Investment Company Act of 1940 under any investing fund agreements with The Select Sector SPDR Trust. Shares of XLF will once again be eligible to be acquired in excess of the Section 12(d)(1)(A) limits of the Investment Company Act of 1940 pursuant to investing fund agreements on or about September 23, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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